UnitedHealth Group®

Copyright © 1995 by The Natural History Museum, London.

The Strategically Adaptive Enterprise
Stephen J. Hemsley
Chief Executive Officer
“It is not the strongest of the species that survives, nor the most intelligent that survives. It is the one that is the most adaptable to change.”
Charles Darwin, Origin of Species
Exhibit 99.1

January 10, 2007
On November 7, 2006, UNH announced that due solely to the stock option matter, all previously issued financial information should no longer be relied upon
The 2006 and 2007 Outlook provided today includes the current estimated range of additional non-cash charges  for stock-based compensation expense for each applicable year arising from the stock option review
These estimates are not yet final and subject to change based upon completion of restatement of historic financial statements
The outlook does not reflect any adjustment for any non-operating cash charges which may be required in connection with the resolution of stock option related tax matters, litigation and regulatory matters, the amount and timing of which are uncertain but which are likely to be material
The outlook is also subject to other risks and uncertainties described in our
"Forward-Looking Statements“
Share repurchases have been temporarily suspended until UNH becomes current in its filings with the SEC
Important qualifications.

We are…
Cultivating a highly adaptive organization
To optimize a highly attractive, fast growing and evolving
$2 trillion social/commercial health care environment
We cultivate
adaptive skills
and
capabilities…
To participate in the multiple sub-markets of health care
To seek advantages that allow us to thrive in existing sub-markets that are mature or crowded (e.g. CDHP in insured market)
To rapidly expand into new sub-markets that are emerging or
unformed (e.g. technology and banking)
To drive proactive evolution by setting an aggressive pace for innovation and change (e.g. predictive modeling)
The result
will be…
A strong vehicle to fundamentally improve health care delivery
A unique investment opportunity that will methodically capitalize on the best returns in the vast health care environment
UnitedHealth Group
The Adaptive Enterprise.

UnitedHealth is Well Positioned In
Attractive Markets
85
88
83
64
80
73
95
87
96
82
99
98
15
12
17
36
20
27
5
13
4
18
1
2
Mbrs (M)
Total
Fully
Insured ASO CDHP MA PDP
Medi-
caid Behavioral Dental Vision
CRO HCIT
171 79 92 5 7.5 16.6 29 236 168 97 $15 B $45 B
Specialty Markets
Government
Sponsored Markets
Commercial
Benefits
Business to
Business
Sources:  Kaiser Family Foundation; BCG; UNH 10-Q; ICDC; Open Minds; NADP; HIMSS; Equity Research Reports
UNH (%)
Others (%)
Significant Market Share Potential

2,016
4,043
915
1,927
51
146
109
37
706
1,397
We Believe Evolution Provides an
Extraordinary Growth Opportunity
15
101
249
421
2005
2015
U.S. Health
Spend
Government Sponsored
Markets
Commercial
Benefits
Out-of-Pocket
Spend
Size ($B)
Total Medicare
Advantage
Part D* Total CDHP Total
CAGR
7% 8% 7% 21% 11% 11% 5%
Sources:  CMS National Health Expenditures; Kaiser Family Foundation; CBO; ICDC
* Initial Part D number is for 2006.
Large and growing market environments over the next 10 years.

0
10
20
30
40
50
60
1919 1936 1950 1961 1973 1985 1997 2003
Food and clothing
are declining
1.4% per year
Health care, pensions,
and insurance are
growing 2.1% per year
% of Household Spending
Source: Bureau of Labor Statistics
Growth in the Sector is Driven by
Unprecedented Social Change

88.1
94.5
103.8
A dramatic increase in age…
Growth in the Sector is Driven by
Unprecedented Social Change
67.2
76.3
87.3
Evolution of 55+ Population (M)
…with a resulting increase in health spending
2005
2010 2015
Lives Covered by Government Programs (M)
A steady rise in the population
covered by government programs…
2005 2010 2015
…and an employer base with a changing
social contract about benefits
Consumers are the central theme in the transformation of health care.
Sources: Census Bureau; Mature Market Institute; CMS; HHS; Kaiser/Hewitt 2004 Survey; Mercer HR Consulting; Watson Wyatt; CPS March Supplement
15
25
35
45
55
1993 95 97 99 01 03
500+ Employers Offering Retiree Health Benefits (%)
Pre-65
65+
4.5%
4.9%
6.9%
35-45 45-54 55-64
Consumer Health Care Expenditures by Age (%)
%
Millions
Millions

Consumers Are Driving A Dramatic
Evolution In Health Care
They are changing behavior
They are changing technology
They are changing products
They are changing distribution
channels
They are changing cost and
quality drivers
Intuitive and interactive
Consumer Integrated
Information transparency
Simpler – modular
Self customized – “my product”
Broad price sensitivity range
Break-down of group, broker
and consultant channels
Internet Channels
Cost and price transparency
Decision support tools
Pay-for-performance
Quality measurement and
transparency
Provider differential networks
Consumers are reshaping and expanding the health care environment.

Consumers will demand
the same simplicity and
reliability they experience
through other consumer
technologies
Consumers will “melt” the
legacy boundaries of health
care — opening market
solutions and opportunities
Consumers as the focal point
of everything we do
Thrives on change
Explicit behaviors
Social responsibility
Market-leading ethics and
governance
Information
Facilitation
Affordability
Technology
Consumer financial services
Industrial financial services
Toward Consumers/
End Users
Toward
Diversification
Toward Effective
Consumer Technologies
Where Will We Take This Highly
Adaptive Organization?
Six clear directions for further adaptation.
Toward Healthcare
Financial Services
Toward the Re-cultivation
of Competencies
Toward an
Enlightened Culture
Shareholders will participate in diverse growth
opportunities across the health care market.
Consumer
Integration

Toward Consumers –
An “End User” View of Every
Market Need
Validates our focus on
Affordability
Access to quality
Consumer simplicity
Will cause the redefinition and
reformation of:
Care delivery relationships
Service experience
Direction of technology investment
Decision-making information
models
The clinical relationship and role in
consumer education and coaching
13.9
13.3
Unprecedented historic forces are transforming health care
the same way they transformed sectors like food and transportation.
Consumer Spending
(% of Household Income)
Sources:  Bureau of Labor Statistics
18.9
18.0
Food Transportation Health Care
1996 2004
5.2
5.9

UnitedHealth Group®

belay
Are you secured to a good health insurance plan?

NEWS RELEASE

Provider services
Government services
Financial services
New distribution channels
Global pharma and device services
Toward Diversification –
Consumers Will Define New Services
Consumers will “melt” the legacy boundaries of health care — opening up market solutions and opportunities
Global Pharma
Services
Working Uninsured
Singles Ages 34-54
Micro Diversification Macro Diversification
Ethnic markets / demographic niches
New group aggregations
New product types — product elements
Product consolidation and customization
Horizontal and vertical growth opportunities.

UnitedHealth Group

accenture
My Health
General Health Information
Dashboard
Online Health Coach
Personal Health Record
The Right Doctor Means Everything.
Quick Search
Message Center
Quicken Health
My Expenses & Claims
My Messages
Health Profiles
$1,358.57
myuhc.com
ABC Corporation
Chris Johnson
Hello Chris
What would you like to do today?
View My Claims
Look Up My Benefits
Find a Doctor
Refill a Prescription
My Coverage
Physician Office Services (in-network)
Deductible
Out-of-Pocket Max

Toward Effective Consumer
Technology – Intuitive and Reliable
User Experience
More “front-end” consumer applications
Engaging – intuitive – personalized
Achieves integration and navigation
Informational
Financial
Clinical
Operational
Consumer
Reduced technology costs
360° transparency
Anchors consumer relationship and
loyalty
New distribution channel and
technologies
Building consumer loyalty.

UnitedHealth Group

UnitedHealthcare
Definity HSA
CUSTOMER LOGO
medco
Subscriber ID / Grp Number
9999999876 / 888888
COPAY1:
COPAY2:
COPAY3:
Debit
5412
EXANTE
BANK
Health Savings Account Card
5145 5212 3456 7890
GOOD THRU
00/00
JOHN J DOE
MasterCard

Toward Healthcare Financial Services
Real Time and Really Easy
Consumer financial services
100% card-based products
In all geographies
For all payment options
With line of credit services
New distribution for consumer
information
More consumer market
segmentation approches
1,250,000 financial
accounts
15,000 active employer
groups
260,000 HSA accounts
with $400M in assets
Environmental forces are driving the growth of health care
financial services for consumers.
2007P

UnitedHealth Group®

Exante Bank
Ingenix Health Care Exchange
• Correct coding
• Claims editing
• Electronic submission
• Transaction tracking
Recruitment & Enrollment
• Providers are enrolled for multi-payer payments
• Providers are prioritized by transaction volumes and dollar volumes
• Co-marketing with payer's network management group
Payers
• Simple, multi-payer interface
• Input is unconsolidated 835
Payments
Posting & Exception Mgmt
Electronic
• ACH to provider bank
• Online presentment of remittance data
• Consolidated 835 via clearinghouse or direct
• Auto-flagging of contract exceptions
Paper
• Paper check to provider lockbox
• Paper EOB
• Manual posting and exception management

Toward Healthcare Financial Services
Real Time and Really Easy
Health industry financial services
Industry payment system
Industry credit / financial
services
Transactional clearinghouse
Real-time payment interchange
Information distribution
Real-time adjudication –
10 second processing
Clinical segmentation
New distribution channels
$1.7 billion in electronic payments/month by
year end
50,000 provider groups (TIN’s) accepting
electronic payment
Provider Payments Example
Environmental forces are driving the growth of health care financial services for the health industry.
2007P

UnitedHealth Group®

Universal Access Card
Internet Portals
Enterprise-Wide Databases
One Processing Environment
EXANTE
Personal Financial Statements
Personal Health Record
Modular Product Flexibility
Private Health Care
Public Programs
Affordability
Quality
300 million consumers
Access
Usability
Consumer Access and Services
Specialty Needs
Modular Products
Predictive Clinical Analytic Data Models
Transparent Quality and Efficiency
Care Management and Disease Programs
National Performance Networks
Premium
Premium Networks
Specialties
• Rx
• Lab
• Radiology
• Devices
High Tech/High Touch
500,000 Physicians
4,700 Hospitals

Toward Continued Re-Cultivation of
Core Competencies
Information
Consumer connectivity
and loyalty
Quality / effectiveness
Informed consumption
Personalization
Integration
Clinical
Informational
Operational
Financial
Technological
Consumer
Technologies
Consumer applications
Low-cost scale and
development
Interactive engagement
Putting it all together – For the Consumer.

UnitedHealth Group®

UNITED VOLUNTEERS
for healthier communities

UnitedHealth Group

UnitedHealthcare
Children's Foundation

APHA

DEPARTMENT OF HEALTH & HUMAN SERVICES • USA

CLINTON GLOBAL INITIATIVE

THE Children's Health FUND

Community Solutions to Health Disparities Database
UnitedHealth Foundation

Toward an Enlightened Culture
Tone at the top
Positive explicit behaviors inside and out
Social responsibility
Market-leading ethics and governance
Relationship equity
Health care policy formation
Public / Private partnerships
For-profit / Not-for-profit partnerships
Thrives on change
High performance with high integrity.
a
Employee Giving

From 2000
Diversified consumer-
driven business model
Solutions for evolving
consumer healthcare
needs
Broadly diversified
across micro/macro
markets
Distinctive social image
and public reputation
Enables the industry with
consumer services and
information
Diversified business model
All product, all payer
National scope / Matrix
More open philosophies
All products / groups
Broader choice and
option
Full spectrum care
approaches
Broadest spectrum of
products and price
points
Single product – group
HMO
HMO-centric networks
Geographic HMO
confederacy
Open market philosophies
Access
Choice
Care coordination
Rich benefits
What Will That Look and Feel Like?
The transition and adaptation will accelerate…
To Transition 2006 To Consumer-Driven 2010
A diversified consumer-driven health enterprise.

Financial Overview

$79.5
$71.5
2006E 2007P
Revenue
2006E 2007P
Operating Margin
2006E 2007P
Operating Earnings
2007 Outlook
Management Outlook
Well-positioned for growth
$ in billions
$6.0
2006E 2007P
Operating Cash Flows
$6.95 -
$6.98
$6.0 -
$6.2
9.7% -
9.8%
$7.95 -
$8.02
10.0% -
10.1%

14.1
14.8
15.3
10.5
10.9
11.2
2.8
3.2
4.5
5.0
Government
(Medicare / Medicaid)
Uniprise
UnitedHealthcare
Total 27.0
2005
33.0
2006E
34.7
2007P
Expected to serve 30 million medical members
Note: Health Care Services and Uniprise enrollment only; excludes Evercare Medicare, Evercare Medicaid and AARP
2007 Outlook
Total Medical and Part D Enrollment
Stand-alone Part D
Enrollment in millions
2.4

0.7
0.6
0.7
1.0
0.8
1.2
0.5
0.4
3.0
3.6
0.7
M&A Adds
Organic
Growth
Total 1.2
2002
1.0
2003
3.7
2004
4.6
2005
1.5
2006E
1.2
2007P
Balanced growth – 12 million lives added since 2002
Note: Health Care Services and Uniprise enrollment only; excludes Part D, Evercare Medicare, Evercare Medicaid and AARP
2007 Outlook
Medical Enrollment Growth
Enrollment in millions

Consumer Affordability Focus Areas Two principle areas of focus: Higher quality, more affordable and more accessible health care Operating efficiencies and productivity gains

0
150,000
300,000
450,000
600,000
0
1,000
2,000
3,000
4,000
5,000
Affordability
Network Overview
National scope, local presence
One national network
Clinically integrated approach
Focused on quality and efficiency
More choice for consumers
4,700
hospitals
More than
500,000
physicians
and other health care
professionals
Stable and growing
One system with a common data set
National Choice Plus Network
(Hospitals)
2003 2004 2005 2006E
National Choice Plus Network
(Physicians / Other Health Care Professionals)
2003 2004 2005 2006E
36 Month
Growth:
31%
36 Month
Growth:
29%

Affordability
UHC Commercial Medical Trends
Net Trends Health Care Affordability Initiatives
$ in millions
Total Net Trends 2006E 2007P
Physician 5.0% 5.0%
Inpatient 8.5% - 9.0% 8.0% - 9.0%
Outpatient 9.0% 8.5% - 9.0%
Pharmacy 6.5% - 7.0% 7.0% - 7.5%
Net Trends
Unit Cost / Price 5.0% 5.0%
Utilization 2.0% 2.5%
Net Trend
7.0% -
7.5%
7.5%
+/- 50 bps
Employer Cost
Shifting
(150) to (250) bps
+
Programs 2006E 2007P
Clinical Management
Programs $60 $200
Network
Management 180 195
Operations
Effectiveness 150 160
Pharmacy 70 100
Other Programs 150 95
Total $610 $750
Pricing in-line with expected medical trends –
Stable UHC medical care ratio

Affordability
Operating Cost Management
Enterprise-wide focus on efficiencies and productivity gains
2004 – 2006E
Focused Management Actions & Operating Efficiencies
2007P
Productivity Management
$750 million in savings
Estimated $200 - $300
million in savings
A comprehensive enterprise wide
metric-based approach at the
business and functional levels
Expect double-digit productivity
gains enterprise-wide
Driving down unit costs and
increasing output
Operating platform consolidation Business process efficiencies
Workforce productivity Workforce management
Print / postage eliminations Technology investment returns
Discretionary spending limits Vendor management
Professional fees Reduced square footage
Voice network repatriation
and transport network optimization
Mainframe, distributed and data
network repatriation
Technology utilization

13.5%
+/-
30bps
14.5%
+/-
30bps
Affordability
Operating Cost Ratio
Effective cost management
Numerous specific “quality based”
initiatives to fundamentally reduce
labor content and improve
performance for customers in 2007
Focus on consumer quality
Data and technology leverage
Driving operational efficiencies
Focused management actions
Focus on quality driven
productivity management
Expect continued productivity
advancements in 2008 and beyond
2006E 2007P
Operating Cost Ratio
Operating Cost Ratio
(Excluding Prescription Solutions COGS)
2006E 2007P
14.8% -
14.9%
14.2% -
14.3%

What Will Not Change?
A commitment to facilitate and improve the performance of the health system
Respect for the central patient / physician relationship
A commitment to consumer choice and access
The pursuit of clinical excellence
A commitment to evidence-based care
Disciplined pricing to our cost
Continued executional performance
Demanding a return on capital
15% EPS growth / strong cash flows – at a minimum
Execution – Making Commitments

Cautionary Statement
Forward-Looking Statements This presentation may contain statements, estimates, projections, guidance or outlook that constitute “forward-looking” statements as defined under U.S. federal securities laws.
Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions, identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-
looking statements. Some factors that could cause results to differ materially from the forward-looking statements include: the potential consequences of the findings announced on October 15, 2006 of the investigation by an Independent Committee of directors of our stock option programs (including the consequences of our determination that the Company’s financial statements for the years ended 1994 to
2005, the interim periods contained therein, the quarter ended March 31, 2006 and all earnings and press releases, including for the quarters ended June 30, 2006 and September 30, 2006, and similar communications issued by the Company for such periods and the related reports of the Company’s independent registered public accounting firm should not be relied upon, the consequences of the resulting restatement of our financial statements for those periods, and delays in filing our quarterly reports on Form
10-Q for the second and third quarters of 2006), related governmental reviews by the SEC, IRS, U.S.
Senate Finance Committee, U.S. Attorney for the Southern District of New York and Minnesota Attorney
General, related review of the Special Litigation Committee of the Company, and related shareholder derivative actions, shareholder demands and purported securities class actions, the resolution of matters currently subject to an injunction issued by the United States District Court for the District of Minnesota, a
purported notice of acceleration with respect to certain of the Company’s debt securities based upon an alleged event of default under the indenture governing such securities, and recent management and director changes, and the potential impact of each of these matters on our business, credit ratings and debt;

Cautionary Statement
(Continued)
increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services; heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers; events that may negatively affect our contract with AARP; uncertainties regarding changes in Medicare, including coordination of information systems and accuracy of certain assumptions; funding risks with respect to revenues received from Medicare and Medicaid programs; increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry; our ability to execute contracts on competitive terms with physicians, hospitals and other service providers; regulatory and other risks associated with the pharmacy benefits management industry; failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire; potential noncompliance by our business associates with patient privacy data; misappropriation of our proprietary technology; and anticipated benefits of acquiring PacifiCare that may not be realized.
This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.